Neuberger Berman
Equity Funds(R)      SUPPLEMENT to the Prospectus dated December 19, 2003.
Investor Class

ALL FUNDS:

The following amends and supplements the Share Prices, Maintaining Your Account and Buying Shares subsections of the section entitled "Your Investment" in the
Prospectus:

      Every buy or sell order you place will be processed at the next share price to be calculated after your order has been accepted. Purchase orders are deemed "accepted" when Neuberger Berman Management Inc., the funds' principal underwriter, has received payment for the shares. In the case of certain institutional investors, Neuberger Berman Management Inc. will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. In addition, if you have established a systematic investment program (SIP) with one or more of the funds, your order is deemed accepted on the date you pre-selected on your SIP application for the systematic investments to occur.

The funds and Neuberger Berman Management Inc. reserve the right to suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order.

(OVER, PLEASE)

NEUBERGER BERMAN INTERNATIONAL FUND:

The following replaces the section entitled "Investor Expenses" on page 29 of the Prospectus:

     FEE TABLE

     SHAREHOLDER FEES
     (% of amount redeemed or exchanged)
     These are  deducted  directly  from your  investment.
     REDEMPTION  FEE                                                    2.00
     EXCHANGE  FEE                                                      2.00

     These fees are charged on  investments  held 180 days
     or  less,   whether   fund  shares  are  redeemed  or
     exchanged for shares of another fund. See "Redemption
     Fees" for more information.

     ANNUAL OPERATING EXPENSES
     (% of average net assets)*
     These are deducted from fund assets,  so you pay them
     indirectly
                 Management Fees                                        1.11
     PLUS:       Distribution (12b-1) Fees                              None
                 Other expenses                                         0.63
     EQUALS:     Total annual operating expenses                        1.74
     MINUS:      Expense Reimbursement                                  0.34
     EQUALS:     Net Expenses                                           1.40

      *Neuberger Berman Management Inc. (NBMI) has contractually agreed to reimburse certain expenses of the fund through 8/31/2007, so that the total annual operating expenses of the Fund are limited to 1.40% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay NBMI for expenses reimbursed to the fund provided the repayment does not cause the fund's annual operating expenses to exceed 1.40% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense. The figures in the table are based on last year's expenses.

      EXPENSE EXAMPLE

      The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                        1 Year       3 Years       5 Years      10 Years
      Expenses           $143          $443         $843         $1,962



THE DATE OF THIS SUPPLEMENT IS AUGUST 12, 2004, AND SUPERSEDES THE SUPPLEMENT DATED JULY 1, 2004.


                                                NEUBERGER/BERMAN
                                                A LEHMAN BROTHERS COMPANY

                                                NEUBERGER BERMAN MANAGEMENT INC.
                                                605 Third Avenue 2nd Floor
                                                New York, NY  10158-0180
                                                SHAREHOLDER SERVICES
                                                800.877.9700
                                                INSTITUTIONAL SERVICES
                                                800.366.6264

                                                WWW.NB.COM